EXHIBIT 10.19.1


                    CONSENT AND AMENDMENT NO. 1 TO AGREEMENTS

         This CONSENT AND AMENDMENT NO. 1 TO AGREEMENTS (this "Amendment") is entered into as of February 22, 2007 by and among TARRANT APPAREL GROUP, a corporation organized under the laws of the State of California ("Holding"), FASHION RESOURCE (TCL), INC., a corporation organized under the laws of the State of California ("Fashion"), TAG MEX, INC., a corporation organized under the laws of the State of California ("Tag Inc."), UNITED APPAREL VENTURES, LLC, a limited liability company formed under the laws of the State of California ("United"), PRIVATE BRANDS, INC., a corporation organized under the laws of the State of California ("Private"), NO! JEANS, INC., a corporation organized under the laws of the State of California ("No! Jeans"; and together with Holding, Fashion, Tag Inc., United and Private, each individually a "Borrower" and collectively, the "Borrowers"), the financial institutions which are now or which hereafter become a party to the Loan Agreement (as hereinafter defined) (each a "Lender" and collectively, the "Lenders"), GMAC COMMERCIAL FINANCE LLC, a limited liability company organized under the laws of the State of Delaware ("GMAC CF"), as agent for the Lenders (GMAC CF, in such capacity, "Agent"), and GMAC CF, as Factor.

         WHEREAS, (a) the Borrowers, Lenders, and Agent have entered into certain financing arrangements pursuant to certain financing agreements, including, without limitation, that certain Loan and Security Agreement dated as of June 16, 2006 (as the same may now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, or otherwise modified, the "Loan Agreement") and (b) the Borrowers and Factor have entered into certain financing arrangements pursuant to that certain Amended and Restated Factoring Agreement dated as of June 16, 2006 (as the same may now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, or otherwise modified, the "Factoring Agreement"; together with the Loan Agreement and all of the notes, guarantees, mortgages, instruments, agreements and other documents executed and/or delivered in connection with the Factoring Agreement and the Loan Agreement, as the same may now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, or otherwise modified, the "Loan Agreements"); and

         WHEREAS, the Borrowers have advised Agent and Factor that Holdings intends to dissolve certain of its subsidiaries which have no assets, Indebtedness or material liabilities, namely: United, No! Jeans, PBCR, Inc., a California corporation ("PBCR"), Tag Mex, LLC, a California corporation ("Tag LLC"), UAV (Delaware), LLC, a Delaware limited liability company ("UAV
Delaware"), and Jane Doe International, LLC, a Delaware limited liability company ("Jane Doe"; and together with United, No! Jeans, PBCR, Tag LLC and UAV Delaware, each individually an "Inactive Subsidiary" and collectively, the "Inactive Subsidiaries"); and

         WHEREAS, the Borrowers have requested that Agent, the Lenders and Factor consent to Holdings dissolving the Inactive Subsidiaries and that Agent, the Lenders and Factor, as applicable, amend and modify certain provisions of the Loan Agreements in connection therewith; and


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         WHEREAS,  Agent,  the Lenders and Factor have agreed to accommodate the
Borrowers' requests, subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2. CONSENT TO DISSOLUTION OF THE INACTIVE SUBSIDIARIES. Subject to the terms and conditions of this Amendment, Agent, the Lenders and Factor hereby consent to the dissolution of the Inactive Subsidiaries.

3. AMENDMENTS TO LOAN AGREEMENT. As of the effective date of this Amendment, the Loan Agreement is hereby amended as follows:

         (a) The definition of "Borrower" as set forth in Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           ""Borrower" or "Borrowers" shall have the meaning set
                  forth in the preamble to this Agreement and shall extend to all permitted successors and assigns of such Persons; provided, however, that from and after the Amendment No. 1 Effective Date, each of United and No! Jeans shall not be a "Borrower" and the term "Borrowers" shall include neither of them."

         (b) The following definition is hereby inserted in Section 1.2 of the Loan Agreement in the appropriate alphabetical position:

                  ""Amendment  No. 1  Effective  Date" shall mean  February  22,
                  2007."

4. AMENDMENTS TO FACTORING AGREEMENT. As of the effective date of this Amendment, the Factoring Agreement is hereby amended as follows:

         (a) The definition of "Client" as set forth in Rider I to the Factoring Agreement is hereby amended and restated in its entirety as follows:

                           ""Client" shall mean, individually and  collectively,
                  jointly and severally, Tarrant Apparel Group, Fashion Resource
                  (TCL), Inc., Tag Mex, Inc. and Private Brands, Inc., together with their respective successors and assigns."

5. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrowers represent, warrant and covenant with and to Agent, the Lenders and Factor as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Advances or Letters of Credit by the Lenders to the Borrowers:


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


         (a) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and the other Loan Agreements, are true and correct in all material respects after giving effect to the provisions hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         (b) None of the Inactive Subsidiaries has any assets, Indebtedness or material liabilities.

6. CONDITIONS PRECEDENT. The effectiveness of this Amendment and the agreement of Agent, the Lenders and Factor to the modifications and amendments set forth in this Amendment are subject to the fulfillment of the following conditions precedent:

         (a) No Event of Default or Default shall have occurred and be continuing on the date of this Amendment, or would exist after giving effect to the transactions contemplated under this Amendment;

         (b) Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrowers, Agent, the Lenders and Factor; and

         (c) Agent shall have received a copy of a fully-executed consent of the agent and lenders under the Guggenheim Loan Agreement, consenting to the dissolution of the Inactive Subsidiaries.

7. EFFECT OF THIS AMENDMENT. Except as specifically set forth herein, no other changes or modifications to the Loan Agreements are intended or implied, and, in all other respects, the Loan Agreements shall continue to remain in full force and effect in accordance with their terms as of the date hereof. This Amendment, and the instruments and agreements delivered pursuant hereto and thereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by Agent, the Lenders or Factor of any other provision of the Loan Agreements. Without limiting the foregoing, nothing herein contained shall, or shall be deemed to, waive any Event of Default of which Agent, any Lender or Factor does not or do not have actual knowledge as of the date hereof, or any event or circumstance which with notice or passage of time, or both, would constitute an Event of Default. Agent, the Lenders and Factor may waive any of such Events of Default, but only in a specific writing signed by Agent, the Lenders and Factor.

8. FURTHER ASSURANCES. The Borrowers shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.

9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.


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


10. GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflict of laws).

11. COUNTERPARTS. This Amendment may be signed in counterparts, each of which shall be an original and all of which taken together constitute one agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Any signatures delivered by a party by facsimile transmission or by electronic mail transmission shall be deemed an original signature hereto.



                  [Remainder of Page Intentionally Left Blank]


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         Each of the parties has signed  this  Amendment  as of the day and year first above written.



                                      TARRANT APPAREL GROUP

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      FASHION RESOURCE (TCL), INC.

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      TAG MEX, INC.

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      PRIVATE BRANDS, INC.

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      NO! JEANS, INC.

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      UNITED APPAREL VENTURES, LLC

                                      By: /S/ CORAZON REYES
                                         ---------------------------------------
                                      Title:  Chief Financial Officer

                                      GMAC COMMERCIAL FINANCE LLC,
                                      as Agent, a Lender and Factor

                                      By: /S/ ILLEGIBLE
                                         ---------------------------------------
                                      Title:  Senior Vice President

                                      UPS CAPITAL CORPORATION,
                                      as a Lender

                                      By: /S/ JOHN P. HOLLOWAY
                                         ---------------------------------------
                                      Title:  Director of Portfolio Management


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